United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 10, 2021

Date of Report (Date of earliest event reported)

Bannix Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard; Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 712-9800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant and one Right	BNIXU	The Nasdaq Stock Market LLC

Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC

One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2021, Bannix Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.01 per share (the “Common Stock”), one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), with each Right entitling the holder to 1/10 of one share of Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $69,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253324) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 19, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated September 10, 2021 by and between the Company and I-Bankers Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement with I-Bankers which is attached as Exhibit 1.2 hereo and incorporated by reference herein.

●	A Warrant Agreement, dated September 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●

A Rights Agreement, dated September 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 10, 2021, by and among the Company and its officers, directors and the Sponsor and other holders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 10, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated September 10, 2021, by and between the Company and Bannix Management LLP, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	Indemnity Agreements, each dated as of September 10, 2021, by and between the Company and each of the officers and directors of the Company, in the form attached as Exhibit 10.6 and incorporated herein by reference.

●	Private Placement Units Subscription Agreement, dated September 10, 2021, by and between the Company and each investor.

As of September 14, a total of $69,690,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 14, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with one of the sponsors and anchor investors of 406,000 units (the “Private Units”), generating total proceeds of $3,835,000.

The Private Units are identical to the Units sold in the IPO except that the holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the earlier of (A) one year after the completion of the Company’s initial Business Combination or (B) subsequent to the Company’s initial Business Combination, (x) if the last sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the consummation of the Company’s initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Our Sponsors and the anchor investors were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On September 10, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2021 by and between the Registrant and I-Bankers Securities, Inc.

1.2	Form of Business Combination Marketing Agreement between the Registrant and I-Bankers Securities, Inc.

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated September 10, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

4.2

Rights Agreement, dated September 10, 2021, by and between the Company and Continental Stock Transfer & Trust Company, LLC as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

10.1	Letter Agreement, dated September 10, 2021, by and among the Registrant and its officers, directors and the anchor investors

10.2	Investment Management Trust Agreement, dated September 10, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated September 10, 2021, by and among the Registrant and certain security holders

10.4	Administrative Support Agreement, September 10, 2021, by and between the Registrant and Bannix Management

10.5	Indemnity Agreements, dated as of September 10, 2021, by and between the Registrant and each of the officers and directors of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2021

BANNIX ACQUISITION CORP.

By:	/s/ Subash Menon
Name: Subash Menon
Title: Chief Executive Officer